INVENTORIES - Net Inventories (Details) - USD ($) $ in Millions	Jun. 30, 2025	Dec. 31, 2024
Net inventories
Raw materials and consumables	$ 43.8	$ 36.6
Work in progress	57.5	44.6
Finished goods	1,495.7	1,142.1
Total	$ 1,597.0	$ 1,223.3